EXHIBIT 13.1

Certification of Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        I, Gary W. Mc Gann, Chief Executive Officer of JSG Funding, a public limited company organized under the laws of Ireland, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

  (i)
  the Annual Report of JSG Funding on Form 20-F for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (ii)
  the information contained in the Annual Report fairly presents in all material respects the financial condition and results of operations of JSG Funding

        This certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that JSG Funding specifically incorporates it by reference.

Date: April 15, 2004

By:	/s/ GARY MC GANN
Name:	Gary Mc Gann
Title:	Chief Executive Officer

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        I, Ian J. Curley, Chief Financial Officer of JSG Funding, a public limited company organized under the laws of Ireland, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

  (iii)
  the Annual Report of JSG Funding on Form 20-F for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (iv)
  the information contained in the Annual Report fairly presents in all material respects the financial condition and results of operations of JSG Funding

        This certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that JSG Funding specifically incorporates it by reference.

Date: April 15, 2004

By:	/s/ IAN CURLEY
Name:	Ian Curley
Title:	Chief Financial Officer